UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: May 1, 2017

Function(x) Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

EXPLANATORY NOTE

Function(x) Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the SEC on May 8, 2017 (the “Original Form 8-K”), to refurnish the form of (i) Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock attached as Exhibit 3.1 in order to file the correct Series G Convertible Preferred Stock Certificate of Designations, Preferences and Rights as filed with the Secretary of State of the State of Delaware and (ii) Subscription Agreement and Supplement No.1, thereto, attached as Exhibits 10.1 and 10.2 in order to correct the formatting of the agreements. This Amendment No. 1 is filed solely to refurnish the exhibits to correct such typographical error and formatting error. No other changes to the Original Form 8-K have been made.

Item 1.01	Entry Into a Material Definitive Agreement.

This Amendment No. 1 of Current Report on Form 8-K/A amends Item 1.01 of the Original Form 8-K to replace Exhibit 10.1 (the “Subscription Agreement and Amendment”) in order to correct a formatting error in the Subscription Agreement and Amendment . The corrected version of the Subscription Agreement and Amendment are attached as Exhibits 10.1 and 10.2 to this Form 8-K/A.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

This Amendment No. 1 of Current Report on Form 8-K/A amends Item 1.01 of the Original Form 8-K to replace Exhibit 3.1 (the “Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock”) in order to correct a typographical error with respect to the stated value per share of Series G Convertible Preferred Stock from $10.00 to $1,000. The corrected version of the Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock is attached as Exhibit 3.1 to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

3.1	Form of Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock.
10.1	Form of Subscription Agreement.
10.2	Form of Supplement No. 1 to Subscription Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

By:	/s/ Mitchell J. Nelson
Name:	Mitchell J. Nelson
Title:	Executive Vice President and Secretary

DATE: May 11, 2017